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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              SAGA SYSTEMS, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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THE FOLLOWING IS A PRESS RELEASE ISSUED BY SAGA SYSTEMS, INC. ON JANUARY 16,
2001

Press Release

Software AG acquisition of SAGA SYSTEMS Inc. receives Exon-Florio clearance

RESTON, Va.--(BUSINESS WIRE)--Jan. 16, 2001--Saga Systems, Inc. (NYSE: AGS -
                                                                       ---
news) announced that the Committee of Foreign Investment in the United States
----
determined on January 4, 2001 that it had concluded its review of the proposed merger between Software AG and SAGA Systems Inc. under the Exon-Florio provisions and concluded that no further action by the Committee is necessary.

The announcement contains forward-looking statements based on beliefs of SAGA Systems, Inc. management. Such statements reflect current views of SAGA Systems, Inc. with respect to future events and results and are subject to risks and uncertainties.

Actual results may vary materially from those projected here, due to factors including changes in general economic and business conditions, changes in currency exchange, the introduction of competing products, lack of market acceptance of new products, services or technologies and changes in business strategy. SAGA Systems, Inc. does not intend or assume any obligation to update these forward-looking statements.


Contact:
  Saga Systems, Inc.
  Mark Root, 703/391-8295
  Mark.Root@sagasoftware.com
  --------------------------


    This document does not constitute an offer to purchase any securities. SAGA SYSTEMS stockholders have been provided with a proxy statement and other relevant documents concerning the merger filed with the Securities and Exchange Commission. STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BEFORE THEY MAKE ANY DECISION CONCERNING THE MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION CONCERNING THE MERGER. Investors may obtain the documents free of charge at the Securities and Exchange Commission's website, www.sec.gov. In addition, SAGA SYSTEMS stockholders may obtain a copy of the proxy statement and other relevant documents without charge by directing a request to the Secretary of SAGA SYSTEMS at 11190 Sunrise Valley Drive, Reston, Virginia 20191, telephone (703) 860-5050.

    SAGA SYSTEMS, its directors, executive officers and certain other persons may be deemed participants in the solicitation of proxies to adopt the merger agreement. Information concerning the directors and executive officers of SAGA SYSTEMS is contained in SAGA SYSTEMS' proxy statement for its annual meeting of stockholders held on May 17, 2000. Information concerning any other participants in the solicitation is set forth in the proxy statement dated January 2, 2001 concerning the merger filed by SAGA SYSTEMS with the Securities and Exchange Commission.

    READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.